UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 6, 2022

AmpliTech Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40069	27-4566352
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Plant Avenue

Hauppauge, NY 11788

(Address of principal executive offices)

(631)-521-7831

(Registrant’s telephone number, including area code)

_______________________________________

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AMPG	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	AMPGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 6, 2022, AmpliTech Group, Inc. (the “Company”) held its Annual General Meeting of Stockholders (the “Annual Meeting”). As of October 20, 2022, the date of record for determining the stockholders entitled to vote on the proposals presented at the Annual Meeting, there were 9,632,113 shares of the Company’s common stock, par value $0.001, issued and outstanding and entitled to vote at the Annual Meeting. A total of 6,262,472 shares of common stock, representing 65.02% of the aggregate shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.

The stockholders elected Fawad Maqbool, Louisa Sanfratello, Matthew Kappers, Andrew Lee, and Daniel Mazziota as directors of the Company, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified.

The stockholders ratified the appointment of Sadler, Gibb, & Associates, LLC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The stockholders, on an advisory basis, approved the executive compensation as described in the proxy statement.

The stockholders, on an advisory basis, approved holding the stockholder advisory vote on executive compensation every three years.

The final voting results on these matters were as follows:

1. Election of directors of the Company, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified:

Name	Votes For	Votes Against	Votes Abstained
Fawad Maqbool	3,903,676	10,495	6,155
Louisa Sanfratello	3,870,161	34,245	15,920
Matthew Kappers	3,770,603	140,672	9,051
Andrew Lee	3,760,504	141,371	18,451
Daniel Mazziota	3,770,004	141,271	9,051

2. Ratification of the appointment of Sadler, Gibb, & Associates, LLC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Votes Abstained
6,228,808	18,808	14,856

3. Advisory approval of the executive compensation as described in the proxy statement:

Votes For	Votes Against	Votes Abstained
3,816,171	96,906	7,249

4. Advisory approval of holding the stockholder advisory vote on executive compensation every three years.

Votes for Every
One Year	Two Years	Three Years	Votes Abstained
472,240	77,528	3,136,486	4,928

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPLITECH GROUP INC.

Date: December 9, 2022	By:	/s/ Fawad Maqbool
	Name:	Fawad Maqbool
	Title:	Chief Executive Officer

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